Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cheviot Financial Corp. (the “Corporation”), on Form 10-Q for the period ended June 30, 2015, as filed with the Securities and Exchange Commission on the date of this Certification (the “Report”), I, Scott T. Smith, Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

A signed original of this written statement required by Section 906 has been provided to Cheviot Financial Corporation and will be retained by Cheviot Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Scott T. Smith
Scott T. Smith
Chief Financial Officer

Date:  August 7, 2015